July 27, 2023 INVESTOR PRESENTATION Exhibit 99.1 COASTAL FINANCIAL CORPORATION

2 LEGAL INFORMATION AND DISCLAIMER This presentation and oral statements made regarding the subject of this presentation contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect Coastal Financial Corporation (“Coastal” or “CFC”)’s current views with respect to, among other things, future events and Coastal’s financial performance. Any statements about Coastal’s expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as “anticipate,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “intends” and similar words or phrases. Any or all of the forward-looking statements in (or conveyed orally regarding) this presentation may turn out to be inaccurate. The inclusion of or reference to forward-looking information in this presentation should not be regarded as a representation by Coastal or any other person that the future plans, estimates or expectations contemplated by Coastal will be achieved. Coastal has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that Coastal believes may affect its financial condition, results of operations, business strategy and financial needs. Coastal’s actual results could differ materially from those anticipated in such forward-looking statements as a result of risks, uncertainties and assumptions that are difficult to predict. Factors that could cause actual results to differ materially from those in the forward-looking statements include, without limitation, the risks and uncertainties discussed under “Risk Factors” in Form 10-K for the year ended December 31, 2022, Coastal’s Quarterly Report on Form 10-Q for the most recent quarter, and in any of Coastal’s subsequent filings with the Securities and Exchange Commission. If one or more events related to these or other risks or uncertainties materialize, or if Coastal’s underlying assumptions prove to be incorrect, actual results may differ materially from what Coastal anticipates. You are cautioned not to place undue reliance on forward-looking statements. Further, any forward-looking statement speaks only as of the date on which it is made and Coastal undertakes no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. This presentation includes industry and trade association data, forecasts and information that Coastal has prepared based, in part, upon data, forecasts and information obtained from independent trade associations, industry publications and surveys, government agencies and other information publicly available to Coastal, which information may be specific to particular markets or geographic locations. Some data is also based on Coastal’s good faith estimates, which are derived from management’s knowledge of the industry and independent sources. Industry publications, surveys and forecasts generally state that the information contained therein has been obtained from sources believed to be reliable. Statements as to Coastal’s market position are based on market data currently available to Coastal. Although Coastal believes these sources are reliable, Coastal has not independently verified the information contained therein. While Coastal is not aware of any misstatements regarding the industry data presented in this presentation, Coastal’s estimates involve risks and uncertainties and are subject to change based on various factors. Similarly, Coastal believes that its internal research is reliable, even though such research has not been verified by independent sources. Trademarks referred to in this presentation are the property of their respective owners, although for presentational convenience we may not use the ® or the TM symbols to identify such trademarks. Non-GAAP Financial Measures This presentation includes non-GAAP financial measures for 2017 to exclude the impact of a deferred tax asset revaluation due to the enactment of the Tax Cuts and Jobs Act of 2017 (the “Tax Cuts and Jobs Act”) on net income. This non-GAAP financial measure and any other non-GAAP financial measures that we discuss in this presentation should not be considered in isolation, and should be considered as additions to, and not substitutes for or superior to, measures of financial performance prepared in accordance with GAAP. There are a number of limitations related to the use of these non-GAAP financial measures versus their most directly comparable GAAP equivalents. For example, other companies may calculate non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of Coastal’s non-GAAP financial measures as tools for comparison. See the Appendix to this presentation for a reconciliation of the non-GAAP financial measures used in (or conveyed orally during) this presentation to their most directly comparable GAAP financial measures. This presentation includes non-GAAP financial measures to illustrate the impact of BaaS loan expense on net loan income and yield on CCBX loans, and net interest margin. Net BaaS loan income divided by average CCBX loans is a non-GAAP measure that includes the impact BaaS loan expense on net BaaS loan income and the yield on CCBX loans. The most directly comparable GAAP measure is yield on CCBX loans. Net interest income net of BaaS loan expense is a non-GAAP measure that includes the impact BaaS loan expense on net interest income. The most directly comparable GAAP measure is net interest income. Net interest margin, net of BaaS loan expense is a non-GAAP measure that includes the impact of BaaS loan expense on net interest margin. The most directly comparable GAAP measure is net interest margin.

3 C or e D ep os it s (2) CONSOLIDATED FINANCIAL HIGHLIGHTS - As of and for the Quarter ended June 30, 2023 To ta l A ss et s Note: Annual data as of or for the year ended December 31 of each respective year Lo an s R ec ei va bl e N et I nc om e (1) Tangible equity to tangible assets is a non-GAAP measure. Since there is no goodwill or other intangible assets as of the date indicated, tangible equity to tangible assets is the same as total shareholders’ equity to total assets as of the date indicated. (2) Consists of total deposits less all time and brokered deposits. (3) 2017 net income is adjusted to exclude the impact of a deferred tax asset revaluation due to the enactment of the Tax Cuts and Jobs Act. Refer to “Non-GAAP Reconciliation” in the Appendix for additional details. (4) CCBX net charge-offs were 97.0% covered by the credit enhancements provided by the partners. Balance Sheet (in millions) Total Assets $3,535.3 Loans Receivable $3,007.6 Deposits $3,162.6 Total Shareholders' Equity $272.7 Earnings and Profitability Net Income (in millions) $12.9 Return on Average Assets ("ROAA") - annualized 1.52% Return on Average Equity -annualized 19.53% Net Interest Margin -annualized 7.58% Efficiency Ratio 42.92% Loans Receivable to Deposits 96.23% Capital Ratios (Consolidated) Total Shareholder Equity to Total Assets 7.71% Tangible Equity to Tangible Assets (1) 7.71% Tier 1 Leverage Capital Ratio (to average assets) 8.16% Common Equity Tier 1 Capital (to risk-weighted assets) 8.36% Tier 1 Risk-Based Capital Ratio (to risk-weighted assets) 8.47% Total Risk-Based Capital Ratio (to risk-weighted assets) 11.12% Asset Quality Total Nonperforming Assets to Total Assets 0.95% Total Nonperforming Loans to Total Loans Receivable 1.12% Allowance for Credit Losses to Total Loans Receivable 3.68% $428.9 $546.5 $622.7 $740.6 $805.8 $952.1 $1,128.5 $1,766.1 $2,635.5 $3,144.5 $3,535.3 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2Q2023 $359.3 $431.1 $499.2 $596.1 $656.8 $767.9 $939.1 $1,547.1 $1,742.7 $2,627.3 $3,007.6 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2Q2023 $276.8 $351.7 $451.9 $571.5 $612.6 $696.0 $862.5 $1,328.0 $2,249.6 $2,686.5 $3,137.7 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2Q2023 $2.0 $2.3 $3.0 $5.0 $6.7 $9.7 $13.2 $15.1 $27.0 $40.6 $25.3 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 YTD CAGR: 24.8% CAGR: 24.7% CAGR: 28.7% CAGR: 39.4% (3)

4 FINANCIAL STABILITY DEPOSITS • Deposits increased $67.3 million, or 2.2%, during the three months ended June 30, 2023 • Includes $240.3 million in fully insured IntraFi network sweep deposits as of June 30, 2023, compared to $94.3 million as of March 31, 2023 Note: Data as of three months ended June 30, 2023 unless otherwise indicated Uninsured Deposits $812.1 $768.3 $632.1 June 30, 2022 March 31, 2023 June 30, 2023 (in millions) Fully Insured IntraFi Network Sweep Deposits $17.2 $94.3 $240.3 June 30, 2022 March 31, 2023 June 30, 2023 (in millions) CASH & BORROWINGS • Combined $834.8 million cash and borrowing capacity • Represents 26.4% of total deposits at June 30, 2023 • Exceeds $632.1 million uninsured deposits as of June 30, 2023 • Uninsured deposits include $85.0 million in CCBX cash reserves that are controlled by the Bank INVESTMENTS • Available for Sale Securities: ◦ $98.2 million as of June 30, 2023; 99.7% are U.S. Treasuries ◦ Weighted average remaining duration of 8 months ◦ $2.1 million of unrealized losses, or 0.78%, of shareholders' equity as of June 30, 2023 ▪ Expected to accrete back into equity at an average of approximately $700,000 a quarter • Held to Maturity Securities: ◦ $12.6 million as of June 30, 2023, with a fair market value of $12.2 million ◦ 100% are U.S. Agency mortgage backed securities held for CRA purposes ◦ Weighted average remaining duration of 6.7 years

5 HISTORIC PROFITABILITY AND EFFICIENCY Net Income and Return on Average Assets N et In co m e ($ m m ) Efficiency Ratio (%) and Noninterest Expense (“NIE”) to Average Assets (%) RO A A (% ) Ef fic ie nc y Ra ti o (% ) N IE / A ve ra ge A ss et s (% ) Note: Annual data is as of and for the year ended December 31 of each respective year. Quarterly data is as of or for the three months ended of each respective quarter. (1) Adjusted to exclude the impact of deferred tax asset revaluation due to the enactment of the Tax Cuts and Jobs Act. Refer to “Non-GAAP Reconciliation” in the Appendix for additional details. (2) Change in NIE / Average Assets: 2Q2023 includes $23.6 million in BaaS loan and fraud expense compared to $18.7 million in 2Q2022. 2022 includes $82.9 million in BaaS loan and fraud expense compared to $4.5 million in 2021 and $0 in all previous years. This negatively affected the NIE to average asset ratio even though our partners covered 100% of these losses. (3) Impacted by the $31.9 million increase in credit and fraud enhancement for the three months ended June 30, 2023 compared to the three months ended June 30, 2022. (1) $2.3 $3.0 $5.0 $6.7 $9.7 $13.2 $15.1 $27.0 $40.6 $10.2 $12.90.49% 0.52% 0.76% 0.90% 1.14% 1.28% 0.98% 1.24% 1.38% 1.41% 1.52% Net Income Return on Average Assets 2014 2015 2016 2017 2018 2019 2020 2021 2022 2Q2022 2Q2023 $— $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $40.0 —% 0.25% 0.50% 0.75% 1.00% 1.25% 1.50% 1.75% 78.5% 79.0% 69.7% 67.2% 65.1% 61.8% 58.1% 58.8% 56.3% 58.4% 42.9% 3.92% 3.51% 3.28% 3.00% 3.09% 3.01% 2.47% 2.90% 5.65% 5.29% 6.11% Efficiency Ratio NIE / Average Assets 2014 2015 2016 2017 2018 2019 2020 2021 2022 2Q2022 2Q2023 25.0% 50.0% 75.0% 100.0% —% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% (2) (1) (2) (3)

6 LONG-TERM STRATEGIC VERTICALS The Community Bank “CCB” Provide Banking as a Service (BaaS) “CCBX” • Best-in-class community bank that offers lending and deposit products to commercial customers • Community bank loan portfolio consists primarily of CRE loans, Construction, Land and Land Development loans, and C&I loans - $1.51 billion, or 87.6% of community bank loans • Attractive funding mix with total balance of $1.51 billion, with 98.4% core deposits(1) and cost of deposits of 0.98% • Conservative credit culture with strong Net Charge-off to average loans performance: 0.01% YTD(2) • Asset-sensitive balance sheet that is well-positioned for current rising interest rate environment • Provides Banking as a Service (BaaS) to broker dealers and digital financial services providers • 18 active partners with 3 more currently in the testing / implementation / onboarding or signed LOI stage • Robust sourcing capabilities, thorough due diligence and refining criteria of potential partner relationships • Exceptional growth in BaaS program fee income(3) of 32.3% YoY • Strong deposit generation platform with total balance of $1.65 billion (55.1% growth YoY), and excludes $9.9 million transferred off the balance sheet • $1.3 billion in total loans receivable, with credit enhancements (on 98.6% of total CCBX loans) and fraud enhancements (on 100% of total CCBX loans) 61.0% loan growth YoY • Neutral balance sheet that is well-positioned for both current rising interest rates and for declining rates in the future Note: Data as of three months ended June 30, 2023 unless otherwise indicated (1) Core deposits are all deposits excluding brokered and time deposits. (2) Community bank only. (3) Total BaaS program fee income includes servicing and other BaaS fees, transactions fees, interchange fees and reimbursement of expenses.

7 Coastal Community Bank was established in 1997 with a focus on serving small to medium-sized businesses within the Puget Sound region. Offers traditional lending and deposit products to commercial and retail customers • Lending products: Commercial real estate, Small Business Administration (“SBA”), business lines of credit and term, residential mortgage, and credit card and other consumer loans • Deposit products: Checking, savings, money market, CDs & IRAs Provides business services such as treasury management, remote deposit capture, credit card processing and Z-suite sub-accounting technology. Accolades and Recognitions Stanwood & Camano News “Best Bank” 2013 - 2023 CCB OVERVIEW (1) FDIC Summary of Deposits June 30, 2022. Note: Data as of June 30, 2023 unless otherwise indicated Raymond James “Community Bankers Cup Award” 2019-2023 Piper Sandler "Bank and Thrift Sm-All Stars" 2019 -2022 Dedication to Community Banking CCB's Core Markets Largest community bank by deposit market share in Snohomish County (1) • Headquartered in Everett, Washington - the largest city in and county seat of Snohomish County 14 full-service banking locations • 12 in Snohomish County • 1 in Island County • 1 in King County "Corporate Citizenship" Puget Sound Business Journal 2022-2023 Everett Herald Readers Choice “Best Bank" "Best Mortgage" "Best Place to Work" 2023 Institution name Market Share Bank of America, National Association 19.62 % JP Morgan Chase Bank, National Association 16.59 % Coastal Community Bank 12.98 % Wells Fargo, National Association 10.05 % US Bank, National Association 6.38 % Hovde Group “Hovde's High Performers” 2022 - 2023 Notable Employers "Corporate Philanthropist" Puget Sound Business Journal 2023 "Fastest Growing Mid-Market Company in the Northwest" Puget Sound Business Journal 2023

8 ENVIRONMENTAL, SOCIAL AND GOVERNANCE ("ESG") INITIATIVES (1) Source: 2021 National Survey of Unbanked and Underbanked Households by the Federal Deposit Insurance Corporation (FDIC) in November 2022. For Coastal, ESG is a complex initiative across the whole organization. Addressing the issue of the 5.9 million unbanked households(1) in the United States cannot be tackled with merely adding products or providing diversity, equity and inclusion training. Nor can real environmental impact happen through mere board level policies and simply changing our investment portfolio. We are choosing to tackle our ESG initiatives throughout our company with meaningful actions and collaboration. CCBX – Working with our CCBX partners allows us to provide a broader range of services to different demographics through their offerings. Developing the kind of unique offerings to specific under-served or under-banked populations would be difficult for a bank our size, but by partnering with third-party fintech partners like Brigit, Greenwood and One we are able to use our banking charter to support this effort in a much broader scope. Coastal Community Bank – Our community bank has always had close ties to the communities we serve with our employees actively volunteering in those communities, and we have been recognized as a corporate philanthropist by the Puget Sound Business Journal. We are now evolving to offer affiliated products through our third-party fintech partners that are more inclusive and meet their needs of a broader range of consumers. Once again, our scope and reach is multiplied by collaborating with our third-party fintech partners to offer inclusive products. ESG Social Responsibility Environmental Responsibility Financial Inclusion We see financial inclusion as providing access to useful and affordable financial products and services to meet the needs of the under-served. However, overcoming a widespread distrust of banks, lack of financial education, and barriers to entry are all part of the process to bring the underserved in our communities the financial products and services they need to thrive. We are actively working to address: • Accessibility to services • Needs-based solutions • Education In collaboration with the Cities for Financial Empowerment and the Bank On national platform, this past year, a Coastal team worked to develop the Access checking product to support the financial stability of unbanked and underbanked residents in our communities by providing a safe, affordable and functional product. In January 2023, our Access checking product passed product certification and met the National Account Standards and was launched with the official Bank On certification. Climate Change Coastal is approaching our responsibility in many ways from understanding our carbon footprint and identifying potential offsets, reductions and to developing strong partnerships with ESG focused fintechs. In January 2023 we completed our Sustainable Impact Survey with Aspiration to understand our GHG impact and ways we can offset it. Working with Aspiration, we are exploring ways to develop customer facing-solutions that enable climate action. By working with partners like Aspiration, we are able to participate in developing and implementing meaningful changes to help turn the tide on climate change, doing our part to help transition to a net-zero economy. Additionally, we have and will continue to consider climate change and its impact on our loan portfolio and customers.

9 COASTAL WORLD Coastal World is an immersive 3D web platform that promotes, educates, and informs visitors about digital banking solutions that best fit their lifestyle, values, or specific financial situations through a fun and engaging online experience. Official launch announced on June 20, 2023. Opportunity and Potential Soft Launch Accolades • Nominated for 3 international Website of the Year Awards ◦ Received CSS Website of the Year • 89,000+ visits, averaging over 8 minutes on site per visit • 3,322 fintech partner referrals • $0 spent on advertising or promotion of the site • Visitor statistics: ◦ Age: 41% of 18-24, 20% 35-43, and 19% 35-44 ◦ 58% male and 42% female. www.coastalworld.com Gamification • In 2021, the US spent $60.4 billion on games. • Spending increased 14% compared to the year before. • Forecasts for the near future show that the gaming industry worth might reach $200 billion by 2024. Engagement • The next generation of banking customers are comfortable with engaging online with 4.8 billion world wide social media users. • They are willing to spend their time and money online. Conversion As the “Digital Evolver” visits the experience, we will gather valuable demographic information to inform targeted marketing and create custom conversion funnels to acquire new partner customers. What is Next? • Launch paid media plan and drive traffic to the website • Develop feature set roadmap with enhancements to drive new customer acquisition • Utilize visitor demographic data to inform targeted fintech marketing initiatives • Explore the viability of tools such as AI, the Coastal Data Lake, Chat GPT, and third-party APIs. • Collaborate with our Fintech partners on enhancements, new content, and custom campaigns

Banking as a Service – “BaaS” Partners Short- Term Lending Savings Accounts Credit Cards Checking Accounts Investing Health Savings Accounts 10 (Secured) Evergreen (Secured credit card) (Business Checking) (Secured & Unsecured) (Secured by and classified as 1-4 RE) (Acquired by Robinhood) (Owned by Progressive)

11 29 25 22 23 18 18 2 1 1 1 1 4 4 1 1 1 Wind down - preparing to exit relationship Signed letters of intent Implementation / onboarding Friends and family / testing Active June 30, 2022 March 31, 2023 June 30, 2023 CCBX provides banking as a service (BaaS) that enables broker dealers and digital financial services partners to offer their customers banking services 18 active partners with 3 more currently in the testing or signed LOI stage as of June 30, 2023: • Robust sourcing capabilities and intensive due diligence process • We continue to refine the criteria for CCBX partnerships and are exiting relationships where it makes sense for both parties and are focusing on selecting larger and more established partners, with experienced management teams. • Fee-based business model primarily driven by: • Servicing, expense recovery and other BaaS fees • Interchange and transaction fees • Credit and fraud enhancements • Interest income CCBX Partner Activity Note: Data as of and for the quarter ended June 30, 2023, unless otherwise indicated Business Overview CCBX PARTNER ACTIVITY

12 CCBX REVENUE GROWTH As of and for the three month period indicated (Dollars in thousands) $3,219 $3,642 $3,607 $3,575 $3,948 June 30, 2022 September 30, 2022 December 31, 2022 March 31, 2023 June 30, 2023 BaaS Program Fee Income (1) Note: Data as of and for the quarter ended June 30, 2023, unless otherwise indicated (1) BaaS program fee income includes servicing and other BaaS fees, transactions fees, interchange fees and reimbursement of expenses. Revenue Growth • BaaS Fees includes $52.6 million in credit enhancements and fraud enhancements for the three months ended June 30, 2023, compared to $44.4 million for the three months ended March 31, 2023 and $20.7 million for the three months ended June 30, 2022. • Reimbursement for any partner credit enhancement and fraud loss provided by the partner is included in noninterest income. Partner fraud loss represents non-credit fraud losses on partner’s customer loan and deposit accounts and is recognized in noninterest expense. BaaS fraud loss expense decreased $462,000 for the three months ended June 30, 2023 compared to the three months ended March 31, 2023 and decreased $4.9 million compared to the three months ended June 30, 2022. • BaaS Program Fee Income excludes BaaS credit enhancements and BaaS fraud enhancements. BaaS Program Fee Income for the three months ended June 30, 2023 grew 22.6% compared to the three months ended June 30, 2022.

13 GROWTH IN CCBX ACTIVITY BASED INCOME CCBX TRANSACTION AND INTERCHANGE INCOME (Dollars in thousands) 40.6% growth over prior year quarter $814 $940 $964 $917 $1,052 $628 $738 $785 $789 $975 Transaction income Interchange income 2Q2022 3Q2022 4Q2022 1Q2023 2Q2023 $— $250 $500 $750 $1,000 $1,250 $1,500 $1,750 $2,000 $2,250

14 CCBX Loans and Deposits (Dollars in millions) $1,066.1 $1,563.8 $1,653.1 BaaS-brokered deposits Demand, noninterest bearing Interest bearing June 30, 2022 March 31, 2023 June 30, 2023 (Dollars in millions) $803.9 $1,166.5 $1,295.0 Other consumer loans Residential RE secured credit cards Commercial and industrial loans Credit cards June 30, 2022 March 31, 2023 June 30, 2023 Growing platform for deposit generation • Deposit growth of $89.3 million, or 5.7%, as of June 30, 2023, compared to March 31, 2023, and $587.0 million, or 55.1%, compared to June 30, 2022 • Access to $9.9 million million in CCBX deposits that are transferred off the balance sheet as of June 30, 2023 • CCBX deposits reprice as Fed Funds rate changes • Noninterest bearing deposits of $104.6 million as of June 30, 2023 • 100% of CCBX deposits are core deposits(1) Partner loan origination diversifies loan portfolio • As of June 30, 2023, gross loan growth of $128.5 million, or 11.0%, compared to March 31, 2023, and $491.1 million or 61.0%, compared to June 30, 2022 • Consumer loans increased $95.3 million, or 12.7%, to $845.0 million as of June 30, 2023, compared to $749.7 million as of March 31, 2023 • Sold $80.0 million in CCBX loans during the quarter ended June 30, 2023 • Loans held for sale of $35.9 million as of June 30, 2023 • CCBX loans reprice as Fed Funds rate changes CCBX Loans Receivable CCBX Deposits Note: Data as of and for the quarter ended June 30, 2023, unless otherwise indicated (1) Core deposits are all deposits excluding time deposits and brokered deposits 61.0% 11.0% 55.1% 5.7%

15 ROBUST SOURCING CAPABILITIES AND PARTNERING • Involve board members • Fintech experts and partners • Integrate Coastal LPs Thesis-Driven Sourcing Due Diligence Onboarding to Date Intensive Filtering • Focused points of view and research with experts • Proactive market mapping and product identification • Diversity and inclusion • Visionary management teams • Strong execution teams • Compelling unit economics • Bankable size (scalable) • Strong capitalization • We continue to refine the criteria for CCBX partnerships and are exiting relationships where it makes sense for both parties and are focusing on selecting larger and more established partners, with experienced management teams. • Rigorous vendor review process • Proud of “slow and thorough” approach – Strategic Partner Assessment risked based • Leverage advisors and network for diverse insights • Integrate/leverage strategic eco-system partners

16 RISK MANAGEMENT Growth and Investment in Risk and Compliance Personnel 4 4 4 4 4 5 5 9 11 12 14 19 43 64 69 80 92 110 116 122 124 150 Risk Management Compliance BSA Internal Audit CCBX Risk Q1 - 2018 Q2 - 2018 Q3 - 2018 Q4 - 2018 Q1 - 2019 Q2 - 2019 Q3 - 2019 Q4 - 2019 Q1 - 2020 Q2 - 2020 Q3 - 2020 Q4 - 2020 Q1 - 2021 Q2 - 2021 Q3 - 2021 Q4 - 2021 Q1 - 2022 Q2 - 2022 Q3 - 2022 Q4 - 2022 Q1 - 2023 Q2 - 2023 People Systems/Automation/Technology • 31% or our staff are risk personnel: Risk Management, Compliance, BSA, Internal Audit, CCBX Risk & Compliance • Significantly increased our risk personnel as we have grown CCBX • Hired and continue to hire experienced and talented risk personnel • Develop risk personnel by supporting the attainment of professional designations/certifications • Use industry leading software and systems • Focused on the effectiveness and efficiency of our risk systems and processes • Use outsourcing where it make sense and is cost effective without compromising data/privacy/ effectiveness • Employ experts/consultants to evaluate our processes and to develop new and better processes Q1 -2018 Q2 -2018 Q3 -2018 Q4 -2018 Q1 -2019 Q2 -2019 Q3 -2019 Q4 -2019 Q1 -2020 Q2 -2020 Q3 -2020 Q4 -2020 Q1 -2021 Q2 -2021 Q3 -2021 Q4 -2021 Q1 -2022 Q2 -2022 Q3 -2022 Q4 -2022 Q1 -2023 Q2 -2023 Risk Management — — — — 1 1 1 2 3 1 2 3 7 12 13 13 13 21 21 27 14 15 Compliance 1 1 1 1 1 1 1 1 1 3 3 3 9 12 14 13 15 13 14 13 27 32 BSA 1 1 1 1 1 1 1 1 1 2 2 6 14 27 26 33 42 52 52 52 51 65 Internal Audit 2 2 2 2 1 1 1 2 2 2 3 3 4 4 4 5 5 5 4 5 6 6 CCBX Risk — — — — — 1 1 3 4 4 4 4 9 9 12 16 17 19 25 25 26 32

17 CRE - Owner Occupied 12.2% C&I 11.7% Consumer and other 28.1% 1-4 Family 15.4% CRE - Non- Owner Occupied 15.9% Multifamily 10.5% Construction and Land Development 6.2% LOAN COMPOSITION Consolidated Loan Composition Community Bank Loan Concentrations by County Consolidated Commercial & Industrial (“C&I”) Portfolio • $353.8 million total C&I loans ◦ $138.4 million in capital call lines ◦ $208.7 million in other C&I loans ◦ $3.6 million in PPP Small Business Administration (“SBA”) C&I loans ◦ $3.1 million in other SBA C&I loans Consolidated Commercial Real Estate (“CRE”) Portfolio • $1.35 billion total CRE & Construction, Land and Land Development loans ◦ $73.4 million of SBA 504 loans in portfolio ◦ 234% regulatory aggregate CRE to total risk-based capital (1) Consolidated 1-4 Family Real Estate Portfolio • $463.2 million total 1-4 family loans ◦ $9.3 million purchased from financial institutions, all of which were individually re-underwritten Consumer Loans • Total $846.5 million ◦ $845.0 million in CCBX loans, 97.9% with credit enhancement ▪ Credit cards, consumer term loans & lines of credit (1) Calculated on Bank-level Tier 1 Capital + Allowance for Loan Losses as of June 30, 2023. Note: Data as of and for the quarter ended June 30, 2023, unless otherwise indicated. Investor Real Estate 32.6% Owner Operated Businesses 23.9% Snohomish 31.9% King 34.5% Out of State 14.4% Pierce 5.2% Other WA Counties 3.4% Whatcom 2.0% Skagit 3.5% Spokane 2.9% Island 2.2%

18 Demand, noninterest bearing 22.9% NOW and money market 73.5% Savings 2.8% Time deposits < $100K 0.3% Time deposits > $100K 0.5% DEPOSIT COMPOSITION Deposit Composition Core Deposit Driven Funding Emphasis on core deposits has helped generate an attractive funding mix • Core deposits are all deposits excluding time deposits and brokered deposits • Core deposits were 104.3% of total loans as of June 30, 2023 • Core deposits were 99.2% of total deposits as of June 30, 2023 • Noninterest bearing deposits of $725.6 million as of June 30, 2023 ◦ Community bank noninterest bearing deposits of $621.0 million, or 41.1% of community bank deposits and CCBX noninterest bearing deposits of $104.6 million, or 6.3% of CCBX deposits as of June 30, 2023 • Cost of total deposits was 2.72% for the quarter ended June 30, 2023 compared to 2.13% for the quarter ended March 31, 2023, and 0.25% for the quarter ended June 30, 2022 ◦ Cost of deposits for the community bank and CCBX were 0.98% and 4.42%, respectively for the quarter ended June 30, 2023 • We continue to focus on managing our deposits to maintain low deposit costs in this increasing rate environment • No internet-sourced deposits through nonbrokered marketplaces • Ability to use funding from BaaS program and to transfer deposits off the balance sheet when not needed. • $240.3 million in fully insured IntraFi network sweep deposits as of June 30, 2023, compared to $94.3 million as of March 31, 2023. • Access to $9.9 million in CCBX deposits that are currently transferred off the balance sheet as of June 30, 2023 Note: Data as of and for the quarter ended June 30, 2023 unless otherwise indicated. Core Deposits 99.2% Core Deposits/Total Loans (%) 77.0% 104.3% December 31, 2013 June 30, 2023 Core Deposits/Total Deposits (%) 74.8% 99.2% December 31, 2013 June 30, 2023

19 SEGMENT OVERVIEW - Community Bank and CCBX (for the three months ended) 0.08% 0.66% 0.98% 0.56% 3.89% 4.42% 0.25% 2.13% 2.72% Community Bank CCBX Consolidated June 30, 2022 March 31, 2023 June 30, 2023 —% 1.00% 2.00% 3.00% 4.00% 5.00% Average Cost of Deposits (annualized) 5.04% 5.97% 6.28% 12.35% 16.09% 16.95% 7.34% 9.95% 10.85% Community Bank CCBX - Gross (1) Consolidated June 30, 2022 March 31, 2023 June 30, 2023 —% 2.50% 5.00% 7.50% 10.00% 12.50% 15.00% 17.50% Average Yield - Loans Receivable (annualized) Yield Community Bank & CCBX -GAAP: Average Yield - Loans Receivable CCBX - Net: Net BaaS Loan Income /Average CCBX Loans 5.04% 5.97% 6.28% 5.25% 9.40% 9.98% 12.35% 16.09% 16.95% Community Bank CCBX - Net (2) CCBX - GAAP June 30, 2022 March 31, 2023 June 30, 2023 —% 2.50% 5.00% 7.50% 10.00% 12.50% 15.00% 17.50% 4.55% 5.08% 4.83% 3.40% 4.66% 4.69% 8.46% 10.15% 10.41% Community Bank CCBX - Net (3) CCBX - GAAP June 30, 2022 March 31, 2023 June 30, 2023 —% 2.50% 5.00% 7.50% 10.00% 12.50% Net Interest Margin Community Bank & CCBX - GAAP: Net interest Income/Average Earning Assets CCBX - Net: Net Interest Income less BaaS Loan Expense/Average Earning Assets (1) CCBX - gross yield does not include the impact of BaaS loan expense. BaaS loan expense represents the amount paid or payable to partners for credit enhancement and servicing CCBX loans. To determine net revenue (Net BaaS loan income) earned from CCBX loan relationships, the Company takes BaaS loan interest income and deducts BaaS loan expense to arrive at Net BaaS loan income which can be compared to interest income on the Company’s community bank loans. (2) CCBX - net BaaS loan income represents BaaS loan interest income minus BaaS loan expense divided by average CCBX loans. This produces a ratio which can be compared to average yield of community bank loans. (3) Net interest margin, net of BaaS loan expense represents CCBX net interest income less BaaS loan expense divided by average earning assets. This produces a ratio that can be compared to net interest margin of the community bank.

20 SEGMENT OVERVIEW - Credit Quality 1.36% 1.24% 1.21% 3.55% 5.87% 6.96% 2.11% 3.14% 3.68% Community Bank CCBX Consolidated June 30, 2022 March 31, 2023 June 30, 2023 —% 1.25% 2.50% 3.75% 5.00% 6.25% 7.50% Allowance for Loan Losses to Total Loans CCBX partner agreements provide for a credit enhancement(1) that covers the net-charge-offs on CCBX loans and negative deposit accounts CCBX partners were responsible for and reimbursed the Company for 97.0% of the $31.0 million in net charge-offs for CCBX loans for the quarter ended June 30, 2023 CCBX partners pledge a cash reserve account at the Bank which the Bank can collect from when losses occur that is then replenished by the partner on a regular interval (1) Except in accordance with the program agreement for one partner where the Company is responsible for credit losses on approximately 10% of a $180.5 million loan portfolio. At June 30, 2023, 10% of this portfolio represented $18.0 million in loans.

21 STRONG ASSET QUALITY (1) These ratios are impacted by the increase in CCBX loans over 90 days delinquent that are covered by CCBX partner credit enhancements, see note below for more information. CCBX loans represent 0.74% and 0.88% for NPAs/Total Assets and NPLs/Loans Receivable, respectively. (2) Agreements with our CCBX partners provide for a credit enhancement which protects the Bank by absorbing incurred losses. Under the agreement, the CCBX partner will reimburse the Bank for its loss/charge-off on these loans. Timing of the loss/charge-off varies depending on the type of loan; installment loans are charged off at 120 days and credit cards and open ended lines at 180 days. Once the loss/charge-off occurs then the Bank will collect the loss amount from the CCBX partner. NPAs / Total Assets NPLs by Segment (in thousands) NPLs / Loans Receivable $231 $6,982 $7,399 $5,580 $24,562 (2) $26,328 (2) Community Bank CCBX June 30, 2022 March 31, 2023 June 30, 2023 $— $5,000 $10,000 $15,000 $20,000 $25,000 NPAs by Segment (in thousands) $231 $6,982 $7,399 $5,580 $24,562 (2) $26,328 (2) Community Bank CCBX June 30, 2022 March 31, 2023 June 30, 2023 $— $5,000 $10,000 $15,000 $20,000 $25,000 (1) (1) (1) (1) 1.52% 1.11% 0.26% 0.19% 0.09% 0.04% 0.07% 1.06% 0.20% 0.95% 2015 2016 2017 2018 2019 2020 2021 2022 2Q2022 2Q2023 0.54% 0.27% 0.32% 0.24% 0.11% 0.05% 0.10% 1.26% 0.25% 1.12% 2015 2016 2017 2018 2019 2020 2021 2022 2Q2022 2Q2023

22 CFC LOAN AND DEPOSIT GROWTH $2,334.4 $2,837.2 $1,530.4 $1,671.0 $1,713.0 $804.0 $1,166.2 $1,294.5 Community Bank CCBX June 30, 2022 March 31, 2023 June 30, 2023 Loan Growth of $170.3 million or 6.0% from March 31, 2023 Cost of Deposits 2.72% for the Quarter Ended June 30, 2023 $2,697.3 $3,095.2 $3,162.6 $1,631.2 $1,531.4 $1,509.5 $1,066.1 $1,563.8 $1,653.1 Community Bank CCBX June 30, 2022 March 31, 2023 June 30, 2023 (Dollars in millions) (Dollars in millions) CCBX Deposit Growth of $89.3 million* or 5.7% from March 31, 2023 Total DepositsTotal Loans Receivable *Does not include $9.9 million in CCBX deposits as of June 30, 2023, that were transferred off the balance sheet Note: Data as of and for the quarter ended June 30, 2023, unless otherwise indicated CCBX Loans Sold: $80.0 million during the Quarter Ended June 30, 2023 Loans Held for Sale of $35.9 million as of June 30, 2023 $3,007.5

23 CFC QUARTERLY RESULTS For the Three Months Ended June 30, Earnings (Dollars in millions, except per share amounts) 2023 2022 Net Income $12.9 $10.2 Efficiency Ratio 42.92* 58.38% Basic Earnings Per Share $0.97 $0.79 Return on Average Assets 1.52% 1.41% Return on Average Equity 19.53% 18.86%Balance Sh et (Dollars in millions, except per share amounts) As of the Quarter Ended June 30, 2023 March 31, 2023 June 30, 2022 Total Assets $3,535.3 $3,451.0 $2,969.7 Total Loans Receivable $3,007.6 $2,837.2 $2,334.4 Total Deposits $3,162.6 $3,095.2 $2,697.3 Total Shareholders’ Equity $272.7 $258.8 $217.7 Book Value Per Share $20.50 $19.48 $16.81 * Noninterest expense includes elevated levels of legal and professional fees due to increased fees related to data and risk management, building out our infrastructure and increased consulting expenses for projects and enhanced monitoring. These expenses are expected to level off for 3Q23 and decline to approximate 1Q23 levels by 1Q24.

24 APPENDIX

25 CFC SELECTED YEAR-END FINANCIALS (1) Share and per share amounts are based on total actual or average common shares outstanding, as applicable. (2) Tangible book value per share is a non-GAAP measure. Since there is no goodwill or other intangible assets as of the dates indicated, tangible book value per share is the same as book value per share as of each of the dates indicated. As of and for the Year Ended December 31, (Dollars in thousands, except per share data) 2022 2021 2020 2019 2018 Statement of Income Data: Total interest income $ 192,170 $ 83,083 $ 63,038 $ 48,587 $ 38,743 Total interest expense 20,395 3,646 5,652 6,576 3,926 Provision for loan losses 79,064 9,915 8,308 2,544 1,826 Net interest income after provision for loan losses 92,711 69,522 49,078 39,467 32,991 Total noninterest income 124,684 28,118 8,182 8,258 5,467 Total noninterest expense 166,774 63,263 38,119 31,063 26,216 Provision for income taxes 9,996 7,372 3,995 3,461 2,541 Net income 40,625 27,005 15,146 13,201 9,701 Balance Sheet Data: Cash and cash equivalents $ 342,139 $ 813,161 $ 163,117 $ 127,814 $ 125,782 Investment securities 98,353 36,623 23,247 32,710 37,922 Loans 2,627,256 1,742,735 1,547,138 939,103 767,899 Allowance for loan losses (74,029) (28,632) (19,262) (11,470) (9,407) Total assets 3,144,467 2,635,517 1,766,122 1,128,526 952,110 Interest-bearing deposits 2,042,509 1,007,879 829,046 596,716 510,089 Noninterest-bearing deposits 775,012 1,355,908 592,261 371,243 293,525 Total deposits 2,817,521 2,363,787 1,421,307 967,959 803,614 Total borrowings 47,587 52,873 192,292 23,562 33,546 Total shareholders’ equity 243,493 201,222 140,217 124,173 109,156 Share and Per Share Data: (1) Shares outstanding at end of period 13,161,147 12,875,315 11,954,327 11,913,885 11,893,203 Weighted average common shares outstanding–diluted 13,603,978 12,701,464 12,209,371 12,196,120 10,608,764 Book value per share $ 18.50 $ 15.63 $ 11.73 $ 10.42 $ 9.18 Tangible book value per share (2) 18.50 15.63 11.73 10.42 9.18 Earnings per share – basic 3.14 2.25 1.27 1.11 0.93 Earnings per share – diluted 3.01 2.16 1.24 1.08 0.91 Performance Ratios: Return on average assets 1.38% 1.24% 0.98% 1.28% 1.14% Return on average shareholders’ equity 18.24% 17.24% 11.44% 11.29% 11.40% Credit Quality Ratios: Nonperforming assets to total assets 1.06% 0.07% 0.04% 0.09% 0.19% Nonperforming assets to total loans and OREO 1.26% 0.10% 0.05% 0.11% 0.24% Nonperforming loans to total loans 1.26% 0.10% 0.05% 0.11% 0.24% Allowance for loan losses to total loans 2.82% 1.64% 1.25% 1.22% 1.23% Net charge-offs to average loans 1.49% 0.03% 0.04% 0.06% 0.06%

26 CFC SELECTED QUARTERLY FINANCIALS (1) Core deposits are defined as all deposits excluding time and brokered deposits. (2) Share and per share amounts are based on total actual or average common shares outstanding, as applicable. (3) Tangible book value per share is a non-GAAP measure. Since there is no goodwill or other intangible assets as of the dates indicated, tangible book value per share is the same as book value per share as of each of the dates indicated. As of and for the Quarter Ended (Dollars in thousands, except per share data) 2Q2023 1Q 2023 4Q2022 3Q2022 2Q2022 Statement of Income Data: Total interest income $ 83,686 $ 70,111 $ 65,030 $ 55,179 $ 41,819 Total interest expense 21,336 15,620 11,598 5,990 1,933 Provision for loan losses 52,598 43,544 33,600 18,428 14,094 Recapture (provision) for unfunded commitments (345) 153 — — — Net interest income after provision for loan losses 10,097 10,794 19,832 30,761 25,792 Total noninterest income 58,595 49,307 42,815 34,391 25,492 Total noninterest expense 51,910 44,663 47,103 51,087 38,169 Provision for income taxes 3,876 3,047 2,426 2,964 2,939 Net Income 12,906 12,391 13,118 11,101 10,176 Balance Sheet Data: Cash and cash equivalents $ 275,060 $ 393,916 $ 342,139 $ 410,728 $ 405,689 Investment securities 110,730 101,704 98,353 98,871 109,821 Loans 3,007,553 2,837,204 2,627,256 2,507,889 2,334,354 Allowance for loan losses (110,762) (89,123) (74,029) (59,282) (49,358) Total assets 3,535,283 3,451,033 3,144,467 3,133,741 2,969,722 Interest-bearing deposits 2,436,980 2,333,423 2,042,509 2,023,849 1,879,253 Noninterest-bearing deposits 725,592 761,800 775,012 813,217 818,052 Total deposits 3,162,572 3,095,223 2,817,521 2,837,066 2,697,305 Core deposits (1) 3,137,747 3,068,162 2,686,528 2,727,830 2,584,831 Total borrowings 47,658 47,619 47,587 27,931 27,911 Total shareholders’ equity 272,662 258,763 243,494 228,733 217,661 Share and Per Share Data: (2) Shares outstanding at end of period 13,300,809 13,281,533 13,161,147 12,954,573 12,948,623 Weighted average common shares outstanding–diluted 13,597,763 13,609,491 13,603,978 13,536,823 13,442,013 Book value per share $ 20.50 $ 19.48 $ 18.50 $ 17.66 $ 16.81 Tangible book value per share (3) 20.50 19.48 18.50 17.66 16.81 Earnings per share – basic 0.97 0.94 1.01 0.86 0.79 Earnings per share – diluted 0.95 0.91 0.96 0.82 0.76 Performance Ratios: Return on average assets 1.52% 1.58% 1.66% 1.45% 1.41% Return on average shareholders’ equity 19.53% 19.89% 21.86% 19.36% 18.86% Credit Quality Ratios: Nonperforming assets to total assets 0.95% 0.91% 1.06% 0.73% 0.20% Nonperforming assets to total loans and OREO 1.12% 1.11% 1.26% 0.91% 0.25% Nonperforming loans to total loans 1.12% 1.11% 1.26% 0.91% 0.25% Allowance for loan losses to total loans 3.68% 3.14% 2.82% 2.36% 2.11% Net charge-offs to average loans 4.19% 4.84% 2.87% 1.38% 0.64% Other Key Ratios: Yield on Loans Receivable 10.85% 9.95% 9.33% 8.46% 7.34% Cost of Deposits 2.72% 2.13% 1.56% 0.82% 0.25% Net Interest Margin 7.58% 7.15% 6.96% 6.58% 5.66% Efficiency Ratio 42.92% 43.03% 48.94% 61.12% 58.38% Loans Receivable to Deposits 96.23% 92.55% 93.25% 89.92% 86.54% Cost of Funds 2.77% 2.19% 1.61% 0.85% 0.29%

27 COMMUNITY BANK LOAN PORTFOLIO STATISTICS (1) The Bank’s hotel portfolio predominantly consists of travel hotels/motels and as such our occupancy rates are higher than the national average. (2) Based on best available data. If a loan has multiple guarantors, FICO score represented is highest of the guarantors. FICO scores are based off origination unless updated through annual term loan review or other credit action. (3) Loan to Value (“LTV”) data is based on best available data. LTV at origination is used unless updated information was made available through an annual term loan review or other credit action. (4) Debt Service Coverage Ratio (“DSCR”) data is based on best available data. DSCR at origination is used unless updated information was made available through an annual term loan review or other credit action. (5) Office - Professional includes special purpose spaces such as for doctors, dentists, walk-in clinics, etc; Office - General is office space with desks, cubicles, etc. Most current data as of June 30, 2023 unless noted otherwise Significant CRE Loan Sub-Categories Total Commitments Weighted Average Seasoning (Months) Weighted Average FICO Score(2) Weighted Average LTV(3) Weighted Average DSCR(4) Apartments $317,277,384 27.4 Months 773.29 61.41% 2.50x Hotels(1) $166,674,799 37.2 Months 772.37 54.09% 2.12x Retail/Strip mall $134,711,161 30.2 Months 766.47 57.17% 2.27x Conveniece Stores $110,153,340 35.3 Months 773.72 52.90% 4.64x Mixed Use $92,677,841 46.7 Months 751.20 54.15% 2.94x Warehouse $91,344,224 52.0 Months 779.78 55.17% 3.79x Mini Storage $57,565,948 22.6 Months 778.50 62.80% 3.92x Office - General(5) $55,698,198 47.0 Months 772.51 57.84% 3.19x Manufacturing $39,096,923 69.4 Months 761.03 56.14% 2.63x Office - Professional(5) $34,817,735 46.1 Months 765.54 60.05% 2.83x Loan Category Commitments Weighted Average Seasoning (Months) Weighted Average FICO Score(2) Weighted Average LTV(3) Weighted Average DSCR(4) Commercial Real Estate $1,198,326,474 37.0 Months 768.49 57% 3.04x C&I $227,061,321 29.3 Months 761.44 37% 8.34x Construction/Land $345,783,721 16.6 Months 777.31 50% 6.42x

28 COMMUNITY BANK OFFICE LOAN STATISTICS Most current data as of June 30, 2023 unless noted otherwise Days Past Due 97.5% 2.5% Current Past Due 1-29 Days > 30 Days $26.2 $19.6 $16.7 $14.6 $10.3 $— Loan to Value 0% - 50% 51% - 60% 61% - 70% 71% - 80% 81% - 90% 90% -100% $— $10.0 $20.0 $30.0 Loan to Value Ranges (in millions) 60.2% 39.8% Owner Occupied Non-owner Occupied Occupancy Type 64.9% 23.6% 9.6% 1.9% Office - General Medical/Dental Law Office Veterinary Collateral Type • Office loans are suburban properties • Total of $87.3 million in office loans outstanding and available loan commitments of $3.2 million as of June 30, 2023 • Total of 93 office loans as of June 30, 2023 • Average office loan size of $939,000 as of June 30, 2023

29 CCBX LOAN PORTFOLIO STATISTICS & LENDING APPROACH CCBX Loan Portfolio Information June 30, 2023 (dollars in thousands; unaudited) Type of Lending Balance Percent of CCBX loans receivable Available Commitments (1) Maximum Portfolio Size Number of Accounts Average Loans Size Reserve/ Pledge Account Amount (2) Commercial and industrial loans: Capital call lines Business - Venture Capital $ 138,428 10.7% $ 622,319 $ 350,000 158 $ 876.1 $ 330.0 All other commercial & industrial loans Business - Small Business 60,323 4.7 1,645 309,573 2,790 21.6 4,008 Real estate loans: Home equity lines of credit (3) Home Equity - Secured Credit Cards 251,213 19.4 413,473 375,000 10,976 22.9 36,086 Consumer and other loans: Credit cards - cash secured Credit Cards - Primarily Consumer 83 — — Credit cards - unsecured Credit Cards - Primarily Consumer 379,559 990,447 16,605 Credit cards - total 379,642 29.3 990,447 526,520 248,853 — 16,605 Installment loans - cash secured Consumer 55,600 — — Installment loans - unsecured Consumer 403,791 — 27,220 Installment loans - total 459,391 35.4 — 1,160,868 269,592 1.7 27,220 Other consumer and other loans Consumer - Secured Credit Builder & Unsecured consumer 5,969 0.5 296 603,039 43,087 0.1 776 Gross CCBX loans receivable 1,294,966 100.0% $ 2,028,180 2,028,180$ 3,325,000 575,456 $ 2.3 $ 85,025 Net deferred origination fees (447) Loans receivable $ 1,294,519 Three Rings of Defense: (1) Remaining commitment available, net of outstanding balance. (2) Balances are as of July 5, 2023. (3) These home equity lines of credit are secured by residential real estate and are accessed by using a credit card, but are classified as 1-4 family residential properties per regulatory guidelines. Full Economic Benefit and Retention of Loans Underlying Financial Strength of Our Partners Well-Funded Partner Cash Reserve Accounts 1 2 3

30 CCBX LOAN PORTFOLIO STATISTICS & LENDING APPROACH 1. Well-Funded Partner Cash Reserve Accounts Partner pledges/places cash in a Bank controlled deposit account at an agreed percentage of the loan balance: • We call this account the cash reserve pledge account; • The Bank has the right to access the cash reserve account for losses when they occur; • The percentage in the cash reserve account is determined based on underwriting criteria and the loss rate expected on the loan category and frequency on which the account must be replenished/backfilled (weekly or monthly); and • We monitor cash pledge accounts regularly to determine if any replenishment amounts are late and to determine consistency of losses with underwriting. 2. Underlying Financial Strength of Our Partners CCBX Partner ("Partner") contractually agrees to cover credit and fraud losses on loans they originate beyond the cash pledge account and to replenish the cash pledge account: • Terms are specified in program agreement; • We compensate the Partner for taking on this risk by paying Partner for credit and fraud enhancements which are reflected as BaaS loan expense on our books; and • If losses are managed well and lower than expected, then the Partner has higher net revenue (revenue received from the Bank less losses paid to the Bank)- they have a financial incentive to underwrite correctly and reduce/contain losses. We call this skin in the game. 3. Full Economic Benefit and Retention of Loans Credit enhancement waterfall approach: • Cash reserve pledge account is available to cover ongoing loan losses and is replenished weekly or monthly; • The Partner contractually agrees to replenish the cash pledge reserve account based on its financial wherewithal (cash, capital reserves, and future earnings); • If account is not replenished, then the partner is in default of the agreement and the Bank can withhold credit and fraud enhancement and loan servicing revenue until the account is replenished – the Bank has back-up loan servicing options for partners if it needs to take over servicing; • If the partner defaults, then the Bank retains all interest to cover future loans, would write-off any amounts due from the partner. • Note – Loan losses on the loan portfolio will have already been incurred and recognized from using the cash pledge reserve and the cash pledge reserve replenishment feature (financial wherewithal of Partner) so the portfolio that the Bank will be taking over and incurring losses on will be partially or fully seasoned, so loan losses going forward would be anticipated to be lower than the initial losses on the portfolio already incurred by the Partner.

31 ASSET-SENSITIVE BALANCE SHEET Loan Repricing 55% 6% 7% 10% 21% 1% 58% 6% 4% 13% 18% 1% 59% 4% 5% 14% 17% 1% June 30, 2022 March 31, 2023 June 30, 2023 Three months or less Over three months - 12 months Over one year - three years Over three years - five years Over five years - 15 years Over 15 years Bank will Benefit when Rates Increase • Asset sensitive • 59% of our assets reprice within 3 months as of June 30, 2023, up from 55% at June 30, 2022 Community Bank Loans: • 2.8 years weighted average reprice • 7.22 years weighted average maturity CCBX loans: • Portion of rate that bank retains reprices as Fed Funds rate changes • 97% of CCBX loans are included in "three months or less" in chart above Loan Strategy: • shorter term loans • interest rate swaps • variable rate loans Deposit Strategy: • Funding from noninterest bearing deposits, savings and money markets vs. term deposits (ex. time deposits) • CCBX deposit costs - after exceeding the floor, deposits reprice as the Fed Funds rate changes Note: Data as of and for the quarter ended June 30, 2023 unless otherwise indicated.

32 NON-GAAP RECONCILIATION –Net BaaS Loan Income Interest Margin The Company uses certain non-GAAP financial measures to provide meaningful supplemental information regarding the Company’s operational performance and to enhance investors’ overall understanding of such financial performance. However, these non-GAAP financial measures are supplemental and are not a substitute for an analysis based on GAAP measures. As other companies may use different calculations for these adjusted measures, this presentation may not be comparable to other similarly titled adjusted measures reported by other companies. The following non-GAAP measure is presented to illustrate the impact of BaaS loan expense on net loan income and yield on CCBX loans. Net BaaS loan income divided by average CCBX loans is a non-GAAP measure that includes the impact BaaS loan expense on net BaaS loan income and the yield on CCBX loans. The most directly comparable GAAP measure is yield on CCBX loans. The following non-GAAP measure is presented to illustrate the impact of BaaS loan expense on net interest income and net interest margin. Net interest income net of BaaS loan expense is a non-GAAP measure that includes the impact BaaS loan expense on net interest income. The most directly comparable GAAP measure is net interest income. Net interest margin, net of BaaS loan expense is a non-GAAP measure that includes the impact of BaaS loan expense on net interest rate margin. The most directly comparable GAAP measure is net interest margin. Reconciliations of the GAAP and non-GAAP measures are presented below. As of and for the Three Months Ended (dollars in thousands; unaudited) June 30, 2023 March 31, 2023 June 30, 2022 Net BaaS loan income divided by average CCBX loans: CCBX loan yield (GAAP)(1) 16.95% 16.09% 12.35 % Total average CCBX loans receivable $ 1,269,406 $ 1,064,192 $ 691,294 Interest and earned fee income on CCBX loans (GAAP) 53,632 42,220 21,281 BaaS loan expense (22,033) (17,554) (12,229) Net BaaS loan income $ 31,599 $ 24,666 $ 9,052 Net BaaS loan income divided by average CCBX loans (1) 9.98% 9.40% 5.25 % Net interest margin, net of BaaS loan expense: CCBX interest margin (1) 10.41% 10.15% 8.46 % CCBX earning assets 1,544,628 1,296,839 969,606 Net interest income 40,107 32,448 20,457 Less: BaaS loan expense (22,033) (17,554) (12,229) Net interest income, net of BaaS loan expense $ 18,074 $ 14,894 $ 8,228 Net interest margin, net of BaaS loan expense (1) 4.69% 4.66% 3.40% (1) Annualized for periods presented.

33 NON-GAAP RECONCILIATION – 2017 ADJUSTED MEASURES Some of the financial measures included in this presentation are not measures of financial performance recognized by GAAP. Our management uses the non-GAAP financial measures set forth below in its analysis of our performance for 2017 to exclude the impact of a deferred tax asset revaluation due to the enactment of the Tax Cuts and Jobs Act. • “Adjusted net income” is a non-GAAP measure defined as net income increased by the additional income tax expense that resulted from the revaluation of deferred tax assets as a result of the reduction in the corporate income tax rate under the recently enacted Tax Cuts and Jobs Act. The most directly comparable GAAP measure is net income. (dollars in thousands) As of or for the Year Ended, December 31, 2017 Adjusted net income: Net income $ 5,436 Plus: additional income tax expense 1,295 Adjusted net income $ 6,731